BioLargo
We Make Life Better

Annual Meeting of Stockholders
June 15, 2021

OTCQB: BLGO Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

BioLargo

We Make Life Better

BioLargo Engineering, Science & Technologies

BioLargo Water

ONM Environmental Products and Services

CLYRA™ Medical Technologies Inc

2

The Hardest Work is Done

- 80+ grants, 20+ patents
- Built **credibility** and **standing** for our technologies and talent
- Proved commercial viability
- Created big opportunities:
  - PFAS treatment
  - Formed partnerships like Garratt-Callahan & Odin / BKT
  - Mineral extraction
  - Retail initiatives



Revenue and Debt

≅ $2.4 M revenue generated 2020


Quarterly Revenue
$1000K
$900K
$800K
$700K
$600K
$500K
$400K
$300K
$200K
$100K
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2017
2018
2019
2020
2021


Debt* Comparison
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Now
2017
2018
2019
2020
2021
BioLargo
Clyra

**Of the non-Clyra remaining debt, what remains is: low-interest SBA loans, PPP funding, and $50K in fixed-price convertible debt due March 1, 2023.*

Financial condition improving

- Debt reduced
- Revenue increasing
- Net loss decreasing
- Net shareholder equity increasing
- Moving toward conditions necessary for up-list




BioLargo
Proven Professionals
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR
Mineral extraction
What can move the needle?
Garratt CALLAHAN
Water Treatment Expertise Since 1904
bioclynse
CupriDyne CLEAN
AOS
Advanced Oxidation System

BioLargo
Engineering, Science & Technologies

ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

BioLargo Water

CLYRA™
Medical Technologies Inc

7

7

PFAS

- PFAS considered "*contaminant of the decade*"
- Regulatory action by Federal government accelerating
- Over 200 heavily affected military sites in the US
- 2,337 sites in 49 states and growing

Interactive Map: PFAS Contamination Crisis: New Data Show 2,337 Sites in 49 States (ewg.org)

- Industry experts agree market could exceed $80 billion/year in ~5-10 years





PFAS Treatment Technology

- First commercial pilots planned in 2021
- 3rd-party validated by industry experts
- The SUSTAINABLE option for PFAS treatment


BioLargo
Proven Professionals
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR


AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
POTABLE WATER
GROUNDWATER REMEDIATION
WASTEWATER
VS
POTABLE WATER
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/10 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better



BioLargo's engineering subsidiary wins US Air Force subcontracts

10:35 22 Jul 2019

Share »

Randall Moore, president at BioLargo Engineering, says the company will work 'hand-in-hand' with Bhate Environmental Associates on this contract, as well as future bids



BioLargo
Engineering, Science & Technologies

Organic Growth

- New West Coast Office
- Fence to Fence for Seven USAF Bases
- Multiple New Patents Pending
- >$2 million backlog
- Expanding Client Base

Satisfied Customers and Clients


DOE
Citizens Gas
Union Carbide
ENREMA
Proton Power
HAVCO
DOD
TSCAi
USAF
Schlegel
Moss Landing
US Army
Picatinny Arsenal
Major Waste Handlers
Lamb Weston

New Major Commercial Project Wins for BLEST (>$1.2m)

Notified of contract awards in past 2 weeks

- FEED design for resin plant in New York
- Major dairy in Puerto Rico – equipment supply
- APTIM/Picatinny Arsenal – comprehensive performance Test and Permitting
- Lamb Weston – Potato processing – APC Engineering

Deals in negotiation



- **Commercial Industrial Park** – Pilot Scale Magnesium Carbonate Production Plant from Waste Materials
- **Agriculture** – Application of BioLargo Technologies to Agriculture Sector through California Ag Tech company.
- **Renewables** – Production of Electrical Power Storage Batteries using new patented technology
- **Lithium Sector**– Environmental and Engineering Support Development of Hard Rock Lithium Extraction
- **CA Grow House** – Design, Integration and Installation of ZLD System
- **Sustainability** – PFAS in Biosolids – Mitigation of PFAS Compounds from Biosolid Derived Pelletized Soil Amendments



BioLargo
Engineering, Science & Technologies

ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

BioLargo Water

CLYRA™
Medical Technologies Inc



Industrial Odor and VOC Eliminator

System Design, Build and Install Experts

- Eliminates odors – no masking
- Non-pesticide, non-toxic
- Saves customers 25-50%
- Design, Build, installation, maintenance services
- Leading waste companies under national contract


CupriDyne CLEAN
Industrial Air Quality Control Solutions
EcoMist
Wastewater
Mobile air quality
EcoMist

15


Transfer stations, materials recovery, recycling
Landfills
National Waste Handling Contracts & Municipalities
Cannabis & Hemp

16


ODIN



BKT / Odin South Korean Joint Venture

Future Opportunities

- Multiple private label customer deals in negotiation
- Leverage our top-performing product through partnerships
- We will make public disclosure as these deals unfold

BioLargo
Engineering, Science & Technologies

ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

BioLargo Water

CLYRA™
Medical Technologies Inc

Advanced Oxidation System (AOS)
Energy-Efficient Water Treatment

AOS
Advanced Oxidation System

A TECHNICAL LEAP FORWARD

Low cost – Energy Efficient – Extreme Performance

Exceptional performance vs. micropollutants





19

AOS Commercial Design

- Modular, scalable
- Spiral design – increased scalability
- New prototype
  - 200 L/min reactor unit
  - Pictured unit has 2 reactors
  - Larger units available
- 4-reactor version could treat municipal flow rates
- **Small footprint**







20

First Projects

Disinfection:
First commercial-scale trial at poultry farm in Alberta



Disinfection and Micropollutant Removal:
Municipal wastewater pilot ongoing Montreal Canada.



Exploring Micropollutant treatment partners in Europe

- Wide range of chemicals including pharmaceuticals and pesticides.
- Micropollutant discharge regulations have started to come into effect across Europe
- End-users looking for solutions.
- Markets in industrial wastewater and municipal water treatment.


Germany
Operational Pilot Planned
4 0 6 10
13 0 7 20
5 0 5 10
22 0 18
Sweden
Operational Pilot Planned
1 0 0 1
1 0 0
Austria
Operational Pilot Planned
0 1 0 1
0 1 0
Switzerland
Operational Pilot Planned
4 2 9 15
4 8 10 22
1 3 3 7
0 1 0 1
1 5 1 7
10 19 23
France
Operational Pilot Planned
4 0 0 4
1 0 0 1
5 0 0
1
40
1
52
5
Key
Ozone
Powdered activated carbon (PAC)
Granular activated carbon (GAC)
Iron
Multiple treatment processes
Source: Swiss Water Association, 2021

(Source: Global Water Intelligence)

What's Next for BioLargo Water?

Identify and negotiate strategic partnerships around the globe to commercialize and monetize the AOS

- AOS for micropollutants
- More publications and marketing
- Wastewater treatment and macro-pollutant removal project at Pine Creek Alberta
- AOS for flume water project (funding application pending)
- Stormwater treatment in California
- Assisting with CupriDyne EPA registration









BioLargo
Engineering, Science & Technologies

ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

BioLargo Water

CLYRA™
Medical Technologies Inc

CLYRA Clyra Medical Technologies:

THE CLYRADVANTAGE


bioclynse

Clyra™ Antimicrobial Products
Infection Prevention & Control


skindisc

SkinDisc™
Advanced Wound Healing

Two product platforms
enhanced by proprietary and unique delivery systems.

CLYRA

Clyra™ Antimicrobial Products.

- A differentiated game-changing antimicrobial
- The result of novel, patent-pending Copper/Iodine platform technology
- Establishes a new standard in Infection Prevention & Control
- FDA 510(k) cleared for cleansing, irrigation, and debridement of lesions and full thickness acute and chronic wounds

Benefits of Clyra™ Antimicrobial Technology*

- Extremely High Antimicrobial Efficacy
- Bio-compatible / Safe
- Effective Against Biofilm
- Sustained Activity: 10 min to 3+ days
- No Known Microbial Resistance
- Anti-Inflammatory / Anti-Odor
- Tissue Friendly / Non-Toxic / Non-Staining
- No Rinsing, Mixing or Dilution Required
- Broad Range of Delivery Methods
- Environmentally Friendly

*data / references on file

CLYRA

Clyra Antimicrobials – Market Opportunities

Total Joint Orthopedics

- 1.7M primary hip and knees annually
- ~ 2% infection rate
- Joint Infections cost >$100K

General Surgery Surgical Site Infections (SSI)

- 48M Surgeries annually
- ~2% Infection rate
- Little to no change SSI infection rates for over 4 decades.
- SSI cost $10-25K per treatment

Dental (Oral Surgery & OTC)

- 18.4M oral surgery procedures annually
- Limited solution alternatives
- **Oraclyr** has equal or superior performance with **no staining**


bioclynse


bioclynse

Combined TAM > $720M



TAM of $410M plus OTC market ($500M+)

bioclynse
with clyravage technology



Product Launch

- ***cGMP Manufacturing – First batch complete***
- ***Revision Procedure Patent issued – Pursuing PCT***
- ***International Clinical case study protocol - design complete***
- ***Marketing material – Complete***
- ***Distribution – Interview and Evaluation in Process***

Product launch timelines (assuming funding secured)

- Comparable valuations are significant
- Evaluating capital resources to fund Clyra
- $5+ million capital required to launch and grow sales


Milestone
2H2019
1H2020
2H2020
1H2021
2H2021
1H2022
2H2022
Rev & Primary & Reconstruction
FDA Clearance
Implant Compatibility Studies
cGMP Manufacturing
KOL Case Studies
IRB Published Studies
Marketing Material
Commercial activities
Target launch
Dental
FDA Decision
Flavor modification
cGMP Manufacturing
KOL Case Studies
Marketing Material
Commercial activities
Target launch
SkinDisc / Wound & Burn
FDA Decision
cGMP Manufacturing
KOL Case Studies
IRB Published Studies
Marketing Material
Commercial activities
Target launch

29

29

CLYRA™

Medical Technologies Inc

Steve Harrison
CEO
STEVEH@CLYRAMEDICAL.COM
949-350-4985

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA